SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2000


                            Balanced Care Corporation

             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                        1-13845                25-1761898
----------------------------            --------------       -------------------
(State or other jurisdiction            (Commission             (IRS Employer
    of incorporation)                   File Number)         Identification No.)



   1215 Manor Drive, Mechanicsburg, PA                                  17055
   -------------------------------------------                        ----------
    (Address of principal executive offices)                          (Zip code)



Registrant's telephone number, including area code: 717-796-6100



                               Page 1 of 4 pages.

Item 5.  Other Events.
         -------------

                  On November 20, 2000, Balanced Care Corporation (the "Company") received a complaint filed in the Court of Chancery of the State of Delaware (Civil Action No. 18490-NC) captioned Harry Brukner, Plaintiff, vs. Balanced Care Corporation, Edward R. Stolman, George H. Strong, Manfred J. Walt, David L. Goldsmith, Brad E. Hollinger, George Kuhl, Pier C. Borra, Paul Reichmann, Barry Reichmann, and IPC Advisors S.a.r.l., Defendants. The complaint was filed by a stockholder of the Company and alleges, among other things, that the letter agreement between the Company and IPC Advisors S.a.r.l. ("IPC Advisors") dated as of November 6, 2000 (the "Letter Agreement"), and the proposed offer that IPC Advisors would be willing to consider, as described in the Letter Agreement, are unfair to the public stockholders of the Company because the transaction would purportedly deny the Company's stockholders the right to share proportionately in the true value of the Company's business and future prospects and, further, that the directors of the Company have breached their fiduciary duties to the stockholders of the Company. The complaint seeks alternative forms of relief including, (i) preliminarily and permanently enjoining the Defendants from proceeding with, consummating or closing a proposed transaction with IPC Advisors, (ii) in the event that a proposed transaction is consummated, rescinding it and setting it aside, (iii) awarding rescissory and/or compensatory damages in an unspecified amount, and (iv) awarding the Plaintiff the costs of the action, including attorneys' and experts' fees. The Plaintiff has also requested that the action be maintained as a class action and that the Plaintiff be certified as the class representative. The Company has evaluated the complaint and believes it is without merit and intends to defend it vigorously.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (a)      Financial statements of businesses acquired.

                  Not applicable.


                               Page 2 of 4 pages.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  None.




                               Page 3 of 4 pages.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Balanced Care Corporation


Date:  November 28, 2000            By:  /s/ Clint T. Fegan
                                         -----------------------------
                                         Clint T. Fegan
                                         Chief Financial Officer

                               Page 4 of 4 pages.